ALLMERICA SELECT SEPARATE ACCOUNT OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2002

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The first two paragraphs of Footnote (1) under the sub-heading (3) ANNUAL UNDERLYING FUND EXPENSES under the caption SUMMARY OF FEES AND CHARGES are deleted in their entirety and replaced with the following:

(1) Effective May 1, 2002, each Fund has adopted a Plan of Distribution and Service under Rule 12b-1 of the 1940 Act ("12b-1 Plan") that permits the Funds to pay marketing and other fees to support the sale and distribution of the Fund's shares and certain services to investment accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of a Fund's average daily net assets. The 12b-1 Plan has been implemented at an initial rate of 0.15% of average daily net assets. The expenses in the table have been restated as if the 12b-1 Plan had been in effect throughout 2001.

     Through December 31, 2002, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund and AIT Government Bond Fund, and 0.60% for AIT Equity Index Fund and AIT Money Market Fund.

     The actual Total Operating Expenses of the funds were less than their respective expense limitations throughout 2001. However, the expenses in the table have been restated as if the 12b-1 Plan had been in effect throughout 2001. If the 12b-1 Plan had been in effect throughout 2001, and absent any voluntary waiver or reimbursement, the Management Fees and Total Fund Expenses for the AIT Select Strategic Growth Fund would have been 0.85% and 1.29%, respectively, and for the AIT Select Strategic Income Fund would have been 0.58% and 1.12%, respectively.

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The following is added as the first paragraph under the caption PAYMENTS, under DESCRIPTON OF THE CONTRACT -- THE ACCUMULATION PHASE:

Throughout this prospectus, the terms "payment(s) " and "gross payment(s)" refer solely to monies the Owner submits to the Company to be applied to the Contract. These terms do not include any Payment Credits allocated to the Contract by the Company.

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The second paragraph under the caption ELECTING THE ANNUITY DATE, under ANNUITIZATION - THE PAYOUT PHASE is amended in its entirety to read as follows:

If the Owner does not select an Annuity Date, the default Annuity Date will be
(a) one month before the Owner's 85th birthday (for Contracts issued prior to or on age 76) or (b) the issue date plus 10 years (for Contracts issued after age
76). In no event will the default Annuity Date be later than the latest possible Annuity Date. If there are joint owners, the age of the oldest will determine the default Annuity Date.

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SUPPLEMENT DATED SEPTEMBER 6, 2002



FAFLIC Allmerica Select Reward